UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K

CURRENT REPORT

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Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report: May 17, 2012

TIFFANY & CO.

(Exact name of Registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-9494 (Commission File Number)	13-3228013 (I.R.S. Employer Identification No.)

727 Fifth Avenue, New York, New York (Address of principal executive offices)	10022 (Zip Code)

Registrant's telephone number, including area code:  (212) 755-8000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.         Other Events.

On May 17, 2012, Registrant issued a press release announcing that its Board of Directors has declared a 10% increase in the quarterly dividend rate on its Common Stock. This action increases the rate from $0.29 per share to a new rate of $0.32 per share, effective with the next payment in July.

A copy of the May 17, 2012 press release is attached hereto as Exhibit 99.1 to this Form 8-K.

Item 9.01.           Financial Statements and Exhibits.

    (c)                      Exhibits

99.1                      Press Release dated May 17, 2012.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

BY:	TIFFANY & CO. /s/ Patrick B. Dorsey
Patrick B. Dorsey Senior Vice President, Secretary and General Counsel

Date:  May 17, 2012

EXHIBIT INDEX

Exhibit No.                                Description

99.1	Text of Press Release issued by Tiffany & Co., dated May 17, 2012.